UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

MITESCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53601	87-0496850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Highway 100 South, Suite 432 St. Louis Park, MN 55416
(Address of principal executive offices) (Zip Code)

(844) 383-8689

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 7, 2022, Mitesco, Inc. (the “Company”) filed a Certificate of Designations, Preferences and Rights of Series E Convertible Perpetual Preferred Stock (the “Series E”) with the Delaware Secretary of State (the "Certificate of Designations"). The number of shares of Series E designated is 10,000 and each share of Series E has a stated value equal to $1,000. Each share of Series E Preferred Stock shall have a par value of $0.01.

As long as any shares of Series E are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series E, (a) alter or change the preferences, rights, privileges or powers given to the Series E or alter or amend the Certificate of Incorporation or bylaws, (b) increase or decrease (other than by conversion) the number of authorized shares of Series E, or (c) create or authorize any new class of shares that has a preference over Series E.

Unless previously converted into shares of Common Stock, any shares of Series E issued and outstanding, shall be redeemable at the option of the Company for cash at a redemption price per share equal to 110% of the initial issuance price, or $1,100, plus all dividends declared thereon.

Each share of Series E shall become convertible, at the option of the holder, commencing on the date of issuance, into such number of fully paid and non-assessable shares of Common Stock. The conversion price shall be, as of the conversion date, (a) prior to the date of the qualified offering the average VWAP per share of the Common Stock for the five (5) trading days prior to the date of conversion and (b) on or following the date of the qualified offering, the qualified offering price (the “Conversion Price”). Immediately following the 120th day following the qualified offering, the Conversion Price shall be adjusted to the lesser of (a) the average VWAP per share of the Common Stock for the five (5) trading days immediately following the 120th day following the qualified offering and (b) the Conversion Price on such date, which shall in no event be less than $0.05.

The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations, a copy which is filed as Exhibit 3.1, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1*	State of Delaware Certificate of Designations, Preferences and Rights of Series E Convertible Perpetual Preferred Stock of Mitesco, Inc. dated November 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2022	MITESCO, INC.

	By:	/s/ Lawrence Diamond
Lawrence Diamond
Chief Executive Officer